Exhibit 4.0       Draft Stock Certificate of Annapolis National Bancorp, Inc.

COMMON STOCK                                            COMMON STOCK
PAR VALUE $.01                               SEE REVERSE FOR CERTAIN DEFINITIONS
                                                            CUSIP

                        ANNAPOLIS NATIONAL BANCORP, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

THIS CERTIFIES THAT

                                 S P E C I M E N
is the owner of:


 FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK $.01 PAR VALUE PER SHARE OF
                        ANNAPOLIS NATIONAL BANCORP, INC.

The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto (copies of which are on file with the Transfer Agent), to all of which provisions the holder by acceptance hereof, assents.

        This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. The shares represented by this Certificate are not insured by the Federal Deposit Insurance Corporation or any other government agency.

                  IN WITNESS THEREOF, Annapolis National Bancorp, Inc. has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.


Dated:                               [SEAL]
                    President                       Secretary



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                        ANNAPOLIS NATIONAL BANCORP, INC.

         The Board of Directors of the Corporation is authorized by resolution(s), from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the voting powers, designations, preferences and relative, participating, optional, or other special rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The Corporation will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                       UNIF GIFTS MIN ACT - __________ custodian __________
                                                                            (Cust)               (Minor)


TEN ENT - as tenants by the entireties                                    under Uniform Gifts to Minors Act

                                                                                _____________________
                                                                                       (State)

JT TEN - as joint tenants with right
         of survivorship and not as
         tenants in common


     Additional abbreviations may also be used though not in the above list.

For value received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFICATION NUMBER OF ASSIGNEE

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

_______________________________________________   shares  of  the  common  stock
represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


DATED ________________________    ______________________________________________
                                  NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                  FACE OF THE CERTIFICATE IN EVERY PARTICULAR
                                  WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                  CHANGE WHATEVER.



SIGNATURE GUARANTEED: __________________________________________________________
                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
                      PURSUANT TO S.E.C. RULE 17Ad-15